Debt - Schedule of Contractual Payments of Long-Term Debt (Details) - Summit Materials, LLC - USD ($) $ in Thousands	Jul. 02, 2016	Jan. 02, 2016
Contractual payments of long-term debt
2016 (six months)	$ 3,250
2017	6,500	$ 6,500
2018	4,875	4,875
2019	6,500	6,500
2020	8,125	8,125
2021	6,500
Thereafter	1,507,750
Total	1,543,500	1,296,750
Less: Original issue net discount	(4,538)	(4,892)
Less: Capitalized loan costs	(15,729)	$ (11,706)
Total debt	$ 1,523,233